UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

Green Brick Partners, Inc.
 (Exact name of registrant as specified in its charter)

Delaware		001-33530	20-5952523
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code			(469)	573-6755

(Former name or former address, if changed since last report.) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Green Brick Partners, Inc. (the “Company”) held its annual meeting of stockholders on June 23, 2020 (the “Annual Meeting”). At the Annual Meeting the stockholders voted on the following items:

Proposal 1—Election of Directors

The election of seven directors to hold office until the 2021 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation received the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Elizabeth K. Blake	39,604,164	1,796,733	2,913,514
Harry Brandler	39,331,406	2,069,491	2,913,514
James R. Brickman	39,703,763	1,697,134	2,913,514
David Einhorn	39,317,992	2,082,905	2,913,514
John R. Farris	39,769,451	1,631,446	2,913,514
Kathleen Olsen	39,771,021	1,629,876	2,913,514
Richard S. Press	39,918,139	1,482,758	2,913,514

Each of the seven director nominees received a plurality of the votes cast at the Annual Meeting and were elected as directors of the Company until the 2021 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of RSM US LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 received the following vote:

Number of Votes
For	Against	Abstain
44,186,892	122,600	4,919

Proposal 2 was approved by the affirmative vote of holders of a majority of the shares of the Company’s common stock issued, present and voting at the Annual Meeting.

Proposal 3—Approval of Executive Compensation on Non-Binding Advisory Basis

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers received the following vote:

Number of Votes
For	Against	Abstain
40,581,750	689,607	129,540

Proposal 3 was approved by the affirmative vote of holders of a majority of the shares of the Company’s common stock issued, present and voting at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Richard A. Costello
Chief Financial Officer

Date: June 26, 2020